Exhibit 99.1

FOR IMMEDIATE RELEASE

IPG Completes Acquisition of Acxiom LLC

New York, NY - October 1, 2018 - Interpublic Group (NYSE: IPG) has completed its acquisition of Acxiom LLC (formerly known as Acxiom Marketing Solutions), which will operate as a stand-alone unit within IPG. The deal brings together IPG's media, creative, marketing services and analytics capabilities, global scale and consumer insights, with Acxiom’s unrivalled expertise in identity, data, integrations and data stewardship. With the acquisition, the Acxiom brand name will become part of the IPG portfolio; the transaction does not include the LiveRamp business.

Acxiom will continue to offer the broadest set of data and services in the industry for helping brands, their agencies and their technology partners navigate the complexity of creating exceptional experiences across every consumer touchpoint. Acxiom’s nearly 50 years of expertise and leadership in ethical data use will continue to be a differentiator in this era where consumers expect - and regulations increasingly demand - accountability, transparency and choice in how consumer data is managed and used.

“With this transaction, we will add a foundational, world-class data asset, covering two-thirds of the global population, to our capabilities. This is a transformational step for IPG that will benefit our clients,” commented Michael Roth, Chairman and CEO of Interpublic Group. “Having the ability to leverage data at scale enables us to develop deeper relationships in the marketplace, and to do so by bringing together two companies with cultures that are highly aligned when it comes to our approach to high standards of transparency and respect for the consumer,” added Roth.

“By adding Acxiom to our offerings, we are positioning our company for a future in which data-driven marketing solutions will be increasingly core to brands’ success,” commented Philippe Krakowsky, who is IPG’s Chief Strategy and Talent Officer, as well as Chairman and CEO of IPG Mediabrands. “Together, we can go to market as a trusted, high-value partner that will deliver on the promise of combining data management and marketing services to drive measurable business outcomes.”

This combination will deliver significant opportunities and benefits for brands and CMOs:

•	The tools to break down data silos, activating data across both digital and offline channels

•	Unmatched outcome-driven services delivering targeted brand experiences that integrate disparate channels, advertising and marketing technologies, and data across the customer journey

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Exhibit 99.1

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The ability to manage 1st, 2nd and 3rd party data at scale using a comprehensive suite of offerings including data strategy and management, audience creation, performance media, planning and buying, personalized messaging, and analytics

To this opportunity, the combination brings together companies that share a culture of transparency and respect for the consumer:

•	Acxiom is a pioneer and thought leader in data stewardship, with best-in-class ethical standards on gathering data, and respect for consumer privacy

•	Acxiom is entrusted by many of the world’s most highly-regulated industries to manage first-party data in a safe and secure way

•	Coupled with IPG's long-standing commitment to transparency in its media practices, Acxiom’s focus on data ethics creates a differentiated offering for clients

With this acquisition, IPG and Acxiom together will be able to provide a unique and high-value service to clients that unifies information security and first-party data management with marketing solutions.

Company Structure
Acxiom will remain a stand-alone division within IPG, reporting into Arun Kumar, Chief Data and Marketing Technology Officer, IPG. Acxiom will remain headquartered in Conway, Arkansas.

Acquisition Financial Details
Interpublic completed the offering of $2.0 billion aggregate principal amount of senior notes, as announced on September 21, 2018, in order to finance the Acxiom acquisition. IPG will begin consolidating financial results effective October 1, 2018.

IPG expects the acquisition to provide significant financial benefits, including an acceleration in incremental revenue and earnings opportunities across a range of data-driven marketing solutions. Acxiom, which represents approximately 8% of the combined IPG revenues, diversifies IPG's revenue base by client and practice discipline, and adding long-term, contracted revenue streams.

IPG remains committed to a strong balance sheet, maintaining investment-grade credit metrics, and continuing to grow its dividend.
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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Exhibit 99.1

About Acxiom
Acxiom provides the data foundation for the world’s best marketers. Acxiom enables people-based marketing everywhere through a simple, open approach to connecting systems and data that drives seamless customer experiences and higher ROI. A leader in identity and ethical data use for nearly 50 years, Acxiom helps thousands of clients and partners around the globe work together to create a world where all marketing is relevant. Acxiom is a registered trademark of Acxiom LLC.

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Contact Information
Tom Cunningham
IPG (Press)
(212) 704-1326

Sherry Hamilton
Acxiom (Press)
(501) 342-6029

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Exhibit 99.1

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

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risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax
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